UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08795

HELIOS HIGH YIELD FUND

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 24TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

HELIOS HIGH YIELD FUND

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 24TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-497-3746

Date of fiscal year end: June 30, 2012

Date of reporting period: December 31, 2011

Item 1. Reports to Shareholders.

Brookfield Investment Management Inc.

Helios High Yield Fund

Brookfield

Semi-Annual Report

December 31, 2011

IN PROFILE

Brookfield Investment Management Inc. is a global investment manager focused on specialized equity and fixed income securities investments. The firm is a subsidiary of Brookfield Asset Management Inc., a global alternative asset manager with approximately $150 billion in assets under management as of December 31, 2011 and over 100 years of history in owning and operating assets with a focus on real estate, infrastructure, power and private equity.

Brookfield Investment Management Inc. is an SEC-registered investment advisor, and with its affiliates, had approximately $21 billion in assets under management as of December 31, 2011. Headquartered in New York, the firm maintains offices and investment teams in Chicago, Boston, London, Hong Kong, Sydney and Toronto.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund Shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2011. Brookfield Investment Management Inc.

LETTER TO SHAREHOLDERS

Dear Shareholders,

I am pleased to provide the Semi-Annual Report for Helios High Yield Fund (the “Fund”) for the six month period ended December 31, 2011.

The capital markets continued to face significant challenges throughout the second half of 2011, as investors remained concerned over the health of the global economy, sovereign debt issues in Europe, and enhanced regulation in the U.S. and abroad. Investor confidence shifted regularly in response to economic data releases and financial headlines, resulting in a volatile and highly correlated market. Accordingly, the appetite for risk diminished and investor focus shifted toward safety.

However, as 2011 drew to a close, the capital markets began to regain some footing due to early signs of economic stabilization and recovery in the U.S. Within the high yield market, this rally in performance offset weakness experienced earlier in the year and led to improved confidence heading into 2012.

We continue to maintain our positive view of the corporate high yield market given attractive yields and a supportive credit environment. We acknowledge challenges to future performance, with the looming risk of economic turmoil in Europe, potential upward pressure on U.S. Treasury rates, and very modest signs of deterioration in corporate credit quality. However, yield spreads are currently wider than historical norms, especially given the current stage of the economic recovery, and earnings are generally positive. We believe the potential for yield spread compression could result in attractive returns going forward.

Importantly, our experience suggests that a diversified portfolio of income producing corporate bonds with a conservative risk profile should support an attractive dividend stream for investors. We continue to believe the Fund is well-positioned to generate sustainable yields over the course of an entire market cycle.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s unaudited financial statements and portfolio of investments as of December 31, 2011.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

2011 Semi-Annual Report

HELIOS HIGH YIELD FUND

OBJECTIVE AND STRATEGY

Helios High Yield Fund (the “Fund”) seeks a primary objective of high current income. The Fund will also seek capital growth to the extent it is consistent with its primary investment objective. The Fund is a non-diversified fund that will invest primarily in high yield bonds, debentures, notes, corporate loans, convertible debentures and other debt instruments rated below-investment grade or determined by the Fund’s investment manager to be of comparable quality. The Fund may invest up to 30% of its total assets in the securities, including high yield obligations, of issuers domiciled outside of the United States. The Fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or in default.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations, and an unanticipated default could cause the Fund to experience a reduction in the value of its shares. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common shareholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and the market value of its common shares will be more volatile, and the yield and total return to common shareholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six month period ended December 31, 2011, Helios High Yield Fund (NYSE: HHY) had a total return based on net asset value of 0.87% and a total return based on market price of 4.19%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $9.79 on December 31, 2011, the Fund’s shares had a dividend yield of 9.19%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

PORTFOLIO STRATEGY

Individual contributors of performance included Georgia-Pacific LLC, Insight Communications Inc., Crown Cork and Seal, Avis Budget Car Rental, and Calpine Corp. Georgia-Pacific LLC was upgraded during the period to investment grade reflecting good results. Insight Communications Inc. benefited when the company was acquired by investment grade rated Time Warner Cable. Crown Cork & Seal reported good earnings and was upgraded by S&P. Avis beat investors’ earnings expectations as business travel rebounded from the recession and the company acquired its European operation raising the possibility of future cost savings. Calpine bonds benefitted from positive fundamentals in the utility sector and investors’ preference for higher quality paper.

Detractors of performance included Hovnanian Enterprises Inc., PulteGroup Inc., GMX Resources Inc., Sprint Nextel Corp., and General Motors (GM). Hovnanian Enterprises Inc. and PulteGroup reported weak results as the U.S. housing market remained weak in 2011. GMX Resources Inc. suffered when the company did a distressed exchange to lessen its debt load. Sprint remained under pressure as the company continued to borrow in order to build out its cellular telephone network. Lastly, GM common equity moved lower as investors’ fears of a possible double dip recession grew during the year.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

HIGH YIELD MARKET ENVIRONMENT

The start of the period was marked by calm markets. The Russell 2000 Index had risen 6% from year-end, the Volatility Index (VIX) had registered a low degree of concern at a modest 16.5, down from the levels at the end of 2010, and the high yield market was offering investors an attractive, but not mouthwatering, 539 basis points over U.S. Treasuries. Underlying this calm, was peace in Europe — more specifically a sense that the European Union had finally addressed the debt problems of its weakest member, Greece. Meanwhile equity and high yield bond investors could concentrate on solid corporate balance sheets and improving, if unspectacular, earnings growth.

They say that war consists of long periods of boredom punctuated by moments of sheer terror. At the beginning of the reporting period the boredom quickly ended. No sooner was the latest Greek bailout agreed to in late July than the market questioned its effectiveness. A week later the U.S. Government came within days of defaulting on its debt leading to an unprecedented downgrade by S&P. Short sellers ravaged European banks, leading to a ban on short selling in Europe. Investors have seen this play before and knew how to react. “Risk-off” was the trade of the day and the S&P 500 fell 16.8% in a two and a half week period from mid-July to mid-August. The high yield market followed suit and shed 4% in August and another 3.6% in July.

The U.S. Federal Reserve responded by promising to keep interest rates low for another year and in late September began buying longer dated fixed income bonds to inject liquidity into the system and restore confidence. After retesting the lows, markets bottomed in early October and ended the year on a strong note. By the close of the fourth quarter, the Russell 2000 was up 15.5% and the high yield market was up 6.2%.

The economic news out of Europe was overwhelmingly negative. Fears of bank insolvency led to tighter credit but some hope came with more expansionary policies in the fourth quarter., However, they were possibly too late to avoid a general recession in Europe. The question is whether that recession will migrate to North America. Positive numbers from automotive manufacturers and strong rail traffic leads Brookfield to believe that economic growth in the U.S. is on a strengthening, not weakening, path.

Fears of a double-dip recession were also at the forefront throughout the year. Brookfield noted that high yield spreads in June and September were almost fully discounting a recession. As confidence began to return and investors noted the year-end signs of strength, spreads narrowed substantially. However, at 737 basis points they are currently much wider than the 400-500 basis points, typically expected at this point in the credit cycle. As such, we believe the market continues to represent significantly attractive value.

The period also saw some deterioration in rating agency activity. The trailing twelve-month upgrade/downgrade rate which was 1.6x1 at the beginning of the period declined to 1.26x by the end of the year2, Brookfield noted that companies reported generally good earnings through the period, although management remained cautious regarding forward guidance.

Supply and demand turned strongly positive in the fourth quarter with high yield mutual funds seeing a reversal from modest outflows to strong inflows.3 New issues, which went dry in the third quarter, picked up in the fourth, but at $35.5 billion remained well below the $81.8 billion posted in the second quarter. Overall with money flooding into mutual funds and a relatively light new issue calendar, the deals came oversubscribed and traded higher in the aftermarket. Traders report that there seems to be ample cash available for reasonably creditworthy names and report some challenges buying good quality paper in the secondary market.

OUTLOOK

Two quarters ago we cautioned against the possibility of a choppy summer and remained tactically cautious and notched down our expectations for growth and cash flow for the next three quarters. We cautioned this would likely cause some weaker credits to seek relief which would cause a rise in the published default rate, which we have seen. Last quarter, we cautioned about the possibility of a near-term recession should contagion spread

2011 Semi-Annual Report

[1]	JP Morgan, Default Monitor, June 30, 2011 p 10

[2]	JP Morgan, High Yield Default Monitor, January 3, 2012 p 10

[3]	Credit Suisse “Leveraged Finance Strategy Update” January 4, 2012, p. 2.

HELIOS HIGH YIELD FUND

from Europe to North America, but on balance said we do not expect a recession in the U.S. We repeat the caution, but express a greater confidence in the U.S.’s ability to decouple from economic weakness in Europe.

We believe that corporate credit quality is quite sound. Typically, we enter recessions with stressed balance sheets from acquisitions, capital spending, and leveraged buyouts. Currently balance sheets are near cyclical lows in debt and very high corporate cash simply because companies never had to invest in their business this cycle. Therefore the risk to our generally bullish posture on high yield is mitigated by the probability that if the U.S. should slide into recession the impact on high yield investors, while not negligible, would be muted.

Given our expectation of modest economic growth, modestly increasing defaults, but no general recession, we believe that high yield investors are generously compensated at current spread levels. While we would normally be targeting spreads of 400-500 at this point in the credit cycle, we believe the risk of further turmoil in Europe remains high, and we note the decline in secondary trading liquidity in the U.S., for which investors should rightly demand richer-than-normal spreads.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios High Yield Fund currently holds these securities.

The Bank of America/Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment-grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Original issue zero coupon bonds, “global” securities (debt issued simultaneously in the Eurobond and U.S. domestic bond markets), 144a securities and pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. DRD-eligible and defaulted securities are excluded from the index.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2011 and subject to change based on subsequent developments.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Portfolio Characteristics (Unaudited)

December 31, 2011

PORTFOLIO STATISTICS

Annualized dividend yield[1]	9.19%

Weighted average coupon	8.30%

Weighted average life	6.26 years

Percentage of leveraged assets	24.92%

Total number of holdings	140

CREDIT QUALITY2

BBB	3%

BB	13%

B	62%

CCC	18%

Unrated	3%

Cash	1%
Total	100%

ASSET ALLOCATION3

Investment Grade Corporate Bonds	3%

High Yield Corporate Bonds	95%

Equities	1%

Short Term Investments	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the December 31, 2011 stock price.

[2]	The lower of an S&P or Moody’s rating was used. If a Moody’s rating was used, we converted such rating to a comparable S&P ratings category.

[3]	Includes only invested assets; excludes cash. Percentages are based on total investments.

2011 Semi-Annual Report

HELIOS HIGH YIELD FUND

Portfolio of Investments (Unaudited)

December 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 4.6%
Basic Industry – 2.9%
Georgia-Pacific LLC [6]	7.38%	12/01/25	$1,000	$1,233,314
Westlake Chemical Corp. [6]	6.63	01/15/16	625	632,813

Total Basic Industry (Cost – $1,690,154)				1,866,127

Energy – 0.0%
National Oilwell Varco Inc. (Cost – $6,954)	6.13	08/15/15	7	7,166

Telecommunications – 1.7%
Qwest Corp. [6] (Cost – $980,156)	6.88	09/15/33	1,100	1,092,619
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $2,677,264)				2,965,912
HIGH YIELD CORPORATE BONDS – 135.2%
Banking – 0.0%
GMAC LLC (Cost – $7,451)	6.75	12/01/14	8	7,565

Basic Industry – 17.7%
AK Steel Corp. [6]	7.63	05/15/20	1,005	944,700
Associated Materials LLC [6]	9.13	11/01/17	1,000	872,500
Cascades, Inc. [3,6]	7.75	12/15/17	1,000	990,000
Hexion US Finance Corp./Hexion Novia Scotia Finance ULC [6]	8.88	02/01/18	1,000	937,500
Huntsman International LLC [6]	8.63	03/15/21	1,000	1,060,000
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. [1,5]	9.50	12/01/19	550	577,500
Ply Gem Industries, Inc.	8.25	02/15/18	1,000	871,250
Polymer Group Inc. [1,5]	7.75	02/01/19	1,000	1,035,000
Steel Dynamics Inc.	7.63	03/15/20	850	896,750
Tembec Industries Inc. [3,6]	11.25	12/15/18	1,000	1,030,000
Trimas Corp. [6]	9.75	12/15/17	550	596,750
United States Steel Corp. [6]	7.00	02/01/18	1,000	990,000
Xerium Technologies, Inc. [1,5]	8.88	06/15/18	790	714,950

Total Basic Industry (Cost – $11,943,565)				11,516,900

Capital Goods – 7.7%
Berry Plastics Corp. [6]	9.50	05/15/18	1,000	1,005,000
Bombardier Inc. [1,3,5]	6.75	05/01/12	1	505
Crown Cork & Seal Co., Inc. [6]	7.38	12/15/26	1,000	1,030,000
Owens-Illinois, Inc. [6]	7.80	05/15/18	1,000	1,105,000
Terex Corp. [6]	8.00	11/15/17	1,000	980,000
USG Corp. [6]	9.75	01/15/18	1,000	845,000

Total Capital Goods (Cost – $4,899,993)				4,965,505

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Portfolio of Investments (Unaudited)

December 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Consumer Cyclical – 19.5%
ACE Hardware Corp. [1,5,6]	9.13%	06/01/16	$850	$901,000
American Axle & Manufacturing Inc. [6]	7.88	03/01/17	1,000	990,000
ArvinMeritor Inc.	8.75	03/01/12	1	500
Corrections Corp. of America	6.25	03/15/13	8	7,500
DineEquity Inc. [6]	9.50	10/30/18	1,000	1,073,750
Ford Motor Co. [6]	6.50	08/01/18	1,000	1,055,000
Levi Strauss & Co. [6]	7.63	05/15/20	1,000	1,021,250
Limited Brands Inc.	7.60	07/15/37	1,000	995,000
McJunkin Red Man Corp.	9.50	12/15/16	1,000	1,015,000
MGM Mirage	5.88	02/27/14	1	485
MGM Mirage	7.63	01/15/17	1,000	952,500
MTR Gaming Group, Inc. [1,5]	11.50	08/01/19	315	268,538
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [6]	8.88	03/15/18	1,000	977,500
Phillips-Van Heusen Corp. [6]	7.38	05/15/20	1,000	1,085,000
Pittsburgh Glass Works LLC [1,5]	8.50	04/15/16	235	226,187
Quiksilver Inc.	6.88	04/15/15	8	6,966
Sally Holdings LLC/Sally Capital, Inc. [1,5]	6.88	11/15/19	400	418,000
Sealy Mattress Co.	8.25	06/15/14	1	495
Tenneco Inc. [6]	6.88	12/15/20	1,000	1,025,000
The Neiman Marcus Group Inc. [6]	10.38	10/15/15	500	519,380
Visteon Corp. [1,5]	6.75	04/15/19	155	154,612

Total Consumer Cyclical (Cost – $12,349,029)				12,693,663

Consumer Non-Cyclical – 21.4%
ACCO Brands Corp. [6]	10.63	03/15/15	1,000	1,112,500
American Reprographics Co. [6]	10.50	12/15/16	1,000	890,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	8.25	01/15/19	1,000	992,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	9.75	03/15/20	250	256,875
B&G Foods, Inc. [6]	7.63	01/15/18	1,000	1,062,500
C&S Group Enterprises LLC [1,5,6]	8.38	05/01/17	1,000	1,055,000
Deluxe Corp. [6]	7.38	06/01/15	1,000	1,012,500
FTI Consulting, Inc.	7.75	10/01/16	500	517,500
Hertz Corp.	8.88	01/01/14	1	932
Iron Mountain Inc. [6]	8.38	08/15/21	1,000	1,065,000
Iron Mountain Inc.	8.75	07/15/18	500	520,000
Reynolds Group Issuer LLC [1,5,6]	9.00	04/15/19	1,110	1,054,500
Rite-Aid Corp. [6]	8.63	03/01/15	425	410,125
Rite-Aid Corp. [6]	9.75	06/12/16	425	465,375
RSC Equipment Rental, Inc./RSC Holdings III LLC	8.25	02/01/21	325	329,062
RSC Equipment Rental, Inc./RSC Holdings III LLC [6]	10.25	11/15/19	675	735,750
Service Corp. International	6.75	04/01/16	975	1,055,438
Smithfield Foods, Inc.	7.75	05/15/13	1	530
United Rentals North America, Inc. [6]	8.38	09/15/20	1,400	1,365,000

Total Consumer Non-Cyclical (Cost – $13,703,201)				13,901,087

See Notes to Portfolio of Investments and Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS HIGH YIELD FUND

Portfolio of Investments (Unaudited)

December 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Energy – 22.0%
Arch Coal Inc. [6]	8.75%	08/01/16	$1,000	$1,092,500
BreitBurn Energy Partners LP/BreitBurn Finance Corp. [6]	8.63	10/15/20	1,000	1,046,250
Calfrac Holdings LP [1,5,6]	7.50	12/01/20	1,000	975,000
Chaparral Energy, Inc. [6]	8.88	02/01/17	1,000	1,035,000
Consol Energy Inc. [6]	8.25	04/01/20	1,100	1,215,500
Crosstex Energy LP/Crosstex Energy Finance Corp. [6]	8.88	02/15/18	1,000	1,092,500
Dynegy Holdings LLC [8]	8.38	05/01/16	8	4,988
Encore Acquisition Co. [7]	6.00	07/15/15	1	502
EV Energy Partners L.P./EV Energy Finance Corp.	8.00	04/15/19	315	320,513
Frac Tech Services LLC/Frac Tech Finance, Inc. [1,5,6]	7.63	11/15/18	1,000	1,047,500
Frontier Oil Corp.	8.50	09/15/16	850	905,250
GMX Resources Inc. [1,5,6,9]	11.00	12/01/17	374	302,940
Hercules Offshore, Inc. [1,5,6]	10.50	10/15/17	425	413,312
Hilcorp Energy I LP/Hilcorp Finance Co. [1,5]	8.00	02/15/20	850	909,500
Key Energy Services Inc.	6.75	03/01/21	525	525,000
Linn Energy LLC/Linn Energy Finance Corp.	8.63	04/15/20	850	922,250
Petroleum Geo-Services ASA [1,3,5]	7.38	12/15/18	200	204,000
Precision Drilling Corp. [3]	6.63	11/15/20	375	383,437
The Williams Companies, Inc.	8.13	03/15/12	1	508
Trinidad Drilling LTD [1,3,5,6]	7.88	01/15/19	620	638,600
Venoco, Inc.	8.88	02/15/19	1,000	900,000
W&T Offshore, Inc. [1,5]	8.50	06/15/19	365	377,775

Total Energy (Cost – $14,232,881)				14,312,825

Finance & Investment – 3.8%
Ford Motor Credit Company LLC	7.00	10/01/13	1	530
Ineos Finance PLC [1,3,5]	9.00	05/15/15	525	532,875
Marina District Finance Co., Inc.	9.88	08/15/18	1,000	912,500
Masonite International Corp. [1,3,5]	8.25	04/15/21	1,000	980,000
Motors Liquidation Co. [6]	8.38	07/15/33	2,500	25,000

Total Finance & Investment (Cost – $2,523,094)				2,450,905

Media – 7.0%
Cablevision Systems Corp. [6]	8.63	09/15/17	1,000	1,107,500
CCO Holdings LLC/Cap Corp.	7.25	10/30/17	250	263,437
CCO Holdings LLC/Cap Corp.	8.13	04/30/20	835	914,325
Charter Communications Operating LLC [1,5]	8.00	04/30/12	1	510
Insight Communications, Inc. [1,5,6]	9.38	07/15/18	1,000	1,142,500
Liberty Media LLC	5.70	05/15/13	1	516
LIN Television Corp.	6.50	05/15/13	5	4,506
Mediacom LLC/Mediacom Capital Corp. [6]	9.13	08/15/19	1,025	1,087,781

Total Media (Cost – $4,277,998)				4,521,075

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Portfolio of Investments (Unaudited)

December 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Real Estate – 1.3%
Realogy Corp. [1,5] (Cost – $897,287)	7.88%	02/15/19	$1,000	$870,000

Services Cyclical – 13.0%
AMC Entertainment Inc. [6]	8.75	06/01/19	1,000	1,035,000
Beazer Homes USA, Inc. [6]	9.13	06/15/18	425	292,188
CityCenter Holdings LLC/CityCenter Finance Corp. [1,5,6]	7.63	01/15/16	1,000	1,025,000
Easton-Bell Sports Inc. [6]	9.75	12/01/16	1,000	1,090,000
Harrahs Operating Escrow LLC/Harrahs Escrow Corp. [6]	11.25	06/01/17	1,000	1,061,250
Hovnanian Enterprises Inc. [6]	10.63	10/15/16	1,000	797,500
Mohegan Tribal Gaming Authority	7.13	08/15/14	1	236
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [1,5]	8.88	04/15/17	1,000	992,500
PulteGroup, Inc. [6]	6.38	05/15/33	1,000	692,500
Royal Caribbean Cruises Limited [3]	7.25	06/15/16	500	537,500
Standard Pacific Corp. [6]	8.38	05/15/18	1,000	950,000

Total Services Cyclical (Cost – $8,872,225)				8,473,674

Services Non-Cyclical – 2.5%
HCA, Inc.	8.00	10/01/18	775	819,563
Health Management Associates Inc.	6.13	04/15/16	500	517,500
Health Management Associates Inc. [1,5]	7.38	01/15/20	250	260,000

Total Services Non-Cyclical (Cost – $1,492,813)				1,597,063

Technology & Electronics – 4.7%
Coleman Cable Inc. [6]	9.00	02/15/18	1,010	1,001,162
First Data Corp. [1,5,6]	8.25	01/15/21	1,000	895,000
First Data Corp.	9.88	09/24/15	101	94,940
Freescale Semiconductor, Inc. [1,5,6]	9.25	04/15/18	1,000	1,068,750

Total Technology & Electronics (Cost – $3,080,456)				3,059,852

Telecommunications – 11.2%
Cincinnati Bell Inc. [6]	8.25	10/15/17	325	326,625
Cincinnati Bell Inc. [6]	8.38	10/15/20	975	972,562
Citizens Communications Corp.	6.25	01/15/13	1	510
Citizens Communications Corp. [6]	7.13	03/15/19	1,250	1,218,750
Clear Channel Communications Inc. [6]	9.00	03/01/21	1,000	842,500
inVentiv Health, Inc. [1,5]	10.00	08/15/18	390	356,850
Nextel Communications Inc.	7.38	08/01/15	850	777,750
PAETEC Holding Corp.	9.50	07/15/15	500	523,750
PAETEC Holding Corp.	9.88	12/01/18	500	550,000
Sprint Nextel Corp.	8.38	08/15/17	450	403,313
Windstream Corp. [6]	7.00	03/15/19	1,275	1,287,750

Total Telecommunications (Cost – $7,397,023)				7,260,360

See Notes to Portfolio of Investments and Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS HIGH YIELD FUND

Portfolio of Investments (Unaudited)

December 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Utility – 3.4%
Calpine Corp. [1,5,6]	7.25%	10/15/17	$1,000	$1,050,000
Edison Mission Energy	7.00	05/15/17	425	276,250
Edison Mission Energy	7.50	06/15/13	8	7,275
NRG Energy Inc.	8.50	06/15/19	850	862,750

Total Utility (Cost – $2,190,389)				2,196,275
Total HIGH YIELD CORPORATE BONDS (Cost $87,867,405)				87,826,749
STRUCTURED NOTE – 0.0%
Special Purpose Entity – 0.0%
Trains HY-1-2006 [1,2,5] (Cost – $22,349)	7.12	05/01/16	23	22,114
TERM LOANS – 0.4%
Texas Competitive Electric Holdings LLC [2,5] (Cost – $372,457)	4.78	01/09/12	429	270,916

			Shares	Value (Note 2)
COMMON STOCKS – 0.3%
Consumer Discretionary – 0.3%
General Motors Company [4] (Cost – $419,419)			10,163	$206,004

Consumer Non-Cyclical – 0.0%
Dex One Corp. [4] (Cost – $19,639)			65	108
Total COMMON STOCKS (Cost – $439,058)				206,112
WARRANTS – 0.3%
Consumer Discretionary – 0.3%
General Motors Company [4]
Expiration: July 2016
Exercise Price: $10.00			9,239	108,373
General Motors Company [4]
Expiration: July 2019
Exercise Price: $18.33			9,239	72,249

Total Consumer Discretionary (Cost $480,581)				180,622
Total WARRANTS (Cost – $480,581)				180,622

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Portfolio of Investments (Unaudited)

December 31, 2011

	Interest Rate	Shares	Value (Note 2)
SHORT TERM INVESTMENT – 1.7%
STIT Liquid Asset, Institutional Class [2] (Cost – $1,130,138)	0.16%	1,130,138	$1,130,138

Total Investments – 142.5% (Cost – $92,989,252)			92,602,563
Liabilities in Excess of Other Assets – (42.5)%			(27,624,891)

NET ASSETS – 100.0%			$64,977,672

See Notes to Portfolio of Investments and Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS HIGH YIELD FUND

Notes to Portfolio of Investments (Unaudited)

December 31, 2011

The following notes should be read in conjunction with the accompanying Portfolio of Investments.

1	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the total value of all such investments was $20,470,518 or 31.50% of net assets.
2	—	Variable Rate Security – Interest rate shown is the rate in effect as of December 31, 2011.
3	—	Foreign security or a U.S. security of a foreign company.
4	—	Non-income producing security.
5	—	Private Placement.
6	—	Portion of entire principal amount pledged as collateral for credit facility.
7	—	Security is valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees. As of December 31, 2011, the total value of all such securities was $502 or less than 0.01% of net assets.
8	—	Issuer is currently in default on its regularly scheduled interest payment.
9	—	Payment in kind security.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Statement of Assets and Liabilities (Unaudited)

December 31, 2011

Assets:
Investments in securities, at value (Note 2)	$91,472,425
Investments in short term securities, at value	1,130,138

Total investments, at value	92,602,563
Cash	6,664
Interest receivable	1,881,326
Prepaid expenses and other assets	19,561

Total assets	94,510,114

Liabilities:
Payable for credit facility (Note 7)	29,400,000
Payable for credit facility interest (Note 7)	3,679
Investment advisory fee payable (Note 4)	55,643
Accrued expenses and other liabilities	73,120

Total liabilities	29,532,442

Net Assets	$64,977,672

Composition of Net Assets:
Capital stock, at par value ($0.001 par value, unlimited shares authorized) (Note 8)	$6,842
Additional paid-in capital (Note 8)	75,739,175
Undistributed net investment income	135,105
Accumulated net realized loss on investment transactions	(10,516,761)
Net unrealized depreciation on investments	(386,689)

Net assets applicable to capital stock outstanding	$64,977,672

Total investments at cost	$92,989,252

Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	6,842,216
Net asset value per share	$9.50

See Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS HIGH YIELD FUND

Statement of Operations (Unaudited)

For the Six Months Ended December 31, 2011

Investment Income (Note 2):
Interest	$3,863,512

Expenses:
Investment advisory fees (Note 4)	329,394
Fund accounting servicing fees (Note 5)	50,072
Shareholder service fees (Note 4)	47,056
Legal fees	34,537
Trustees’ fees	21,618
Reports to shareholders	19,167
Audit and tax services	18,853
Insurance	14,532
Registration fees	11,875
Transfer agent fees	8,245
Miscellaneous	5,781
Custodian	4,022

Total operating expenses	565,152
Interest expense on credit facility (Note 7)	196,641

Total expenses	761,793
Less expenses waived by the investment advisor (Note 4)	(37,645)

Net expenses	724,148

Net investment income	3,139,364

Net Realized and Unrealized Loss on Investments (Note 2):
Net realized loss on investment transactions	(317,901)
Net change in unrealized appreciation (depreciation) on investments	(2,378,688)

Net realized and unrealized loss on investments	(2,696,589)

Net increase in net assets resulting from operations	$442,775

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2011 (Unaudited)	For the Fiscal Year Ended June 30, 2011
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$3,139,364	$6,345,885
Net realized gain (loss) on investment transactions	(317,901)	1,086,503
Net change in unrealized appreciation (depreciation) on investments	(2,378,688)	3,665,046

Net increase in net assets from operations	442,775	11,097,434

Distributions to Stockholders (Note 2):
Net investment income	(3,352,018)	(6,497,708)

Capital Stock Transactions (Note 8):
Reinvestment of distributions	16,211	8,046

Total increase (decrease) in net assets	(2,893,032)	4,607,772

Net Assets:
Beginning of period	67,870,704	63,262,932

End of period	$64,977,672	$67,870,704

(including undistributed net investment income of)	$135,105	$347,759

Share transactions:
Reinvested shares	1,755	800

See Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS HIGH YIELD FUND

Statement of Cash Flows (Unaudited)

For the Six Months Ended December 31, 2011

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$442,775
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(8,123,375)
Proceeds from disposition of long-term portfolio investments	8,436,067
Purchases of short-term portfolio investments, net	(90,082)
Decrease in interest receivable	35,389
Increase in prepaid expenses and other assets	(4,375)
Increase in interest payable for credit facility	1,766
Decrease in investment advisory fee payable	(465)
Increase in payable to trustees	118
Decrease in accrued expenses and other liabilities	(13,566)
Net amortization on investments	(38,470)
Unrealized depreciation on investments	2,378,688
Net realized loss on investment transactions	317,901

Net cash provided by operating activities	3,342,371

Cash flows used for financing activities:
Distributions paid to shareholders, net of reinvestments	(3,335,807)

Net cash used for financing activities	(3,335,807)

Net increase in cash	6,564
Cash at beginning of period	100

Cash at end of period	$6,664

Supplemental Disclosure of Cash Flow Information:

Interest payments on the credit facility for the six months ended December 31, 2011 totaled $194,875.

Non-cash financing activities included reinvestment of distributions of $16,211.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Financial Highlights

	For the Six Months Ended December 31, 2011 (Unaudited)
		For the Fiscal Year Ended June 30,
		2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$9.92	$9.25	$8.34	$9.78	$10.94	$10.46

Net investment income	0.46 [1]	0.93 [1]	0.67 [1]	0.67 [1]	0.78 [1]	0.76 [1]
Net realized and unrealized gain (loss) on investment transactions	(0.39)	0.69	0.80	(1.44)	(1.15)	0.47

Net increase (decrease) in net asset value resulting from operations	0.07	1.62	1.47	(0.77)	(0.37)	1.23

Dividends from net investment income	(0.49)	(0.95)	(0.56)	(0.65)	(0.79)	(0.75)
Return of capital distributions	—	—	—	(0.02)	—	—

Total dividends and distributions paid	(0.49)	(0.95)	(0.56)	(0.67)	(0.79)	(0.75)

Net asset value, end of period	$9.50	$9.92	$9.25	$8.34	$9.78	$10.94

Market price, end of period	$9.79	$9.90	$8.45	$7.01	$8.49	$9.90

Total Investment Return†	4.19%	29.77%	29.31%	(8.56)%	(6.25)%	18.19%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$64,978	$67,871	$63,263	$57,050	$66,895	$74,858
Gross operating expenses	1.74%[4]	1.65%	1.72%	2.08%	1.78%	1.77%
Interest expense[3]	0.61%[4]	0.42%	0.11%	0.30%	1.47%	2.22%
Total expenses[2]	2.35%[4]	2.07%	1.83%	2.38%	3.25%	3.99%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.63%[4]	1.53%	1.63%	1.77%	1.54%	1.52%
Net investment income	9.68%[4]	9.36%	7.33%	8.23%	7.54%	6.93%
Net investment income, excluding the effect of waivers and reimbursement[3]	9.56%[4]	9.25%	7.24%	7.92%	7.30%	6.68%
Portfolio turnover rate	9%[5]	46%	67%	20%	33%	54%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Per share amounts presented are based on the average of monthly shares outstanding throughout the period indicated.

[2]	The Fund’s Shareholder Servicing Agent and Former Investment Advisor contractually agreed to waive their respective fees as discussed in Note 4.

[3]

Certain re-classifications have been made to the financial highlights for the fiscal years ended June 30, 2007 through June 30, 2009 to conform to the presentation followed in the preparation of the financial highlights for the years ended June 30, 2010 and June 30, 2011 and the six months ended December 31, 2011.

[4]	Annualized.

[5]	Not Annualized.

See Notes to Financial Statements.

2011 Semi-Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2011

1. The Fund

Helios High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and commenced operations on July 31, 1998. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with its own investment objective.

Brookfield Investment Management Inc. (“BIM” or “Advisor”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is a registered investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment advisor to the Fund.

The Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective. No assurance can be given that the Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or, if not valued by an independent pricing service, using prices obtained from at least two active and reliable market makers in any such security or a broker dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures adopted by, and under the supervision of, the Fund’s Board of Trustees (“Trustees”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including, but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2011

comparable characteristics; (3) knowledge of historical market information with respect to the security and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Structured Note	Term Loans	Common Stocks	Warrants	Short Term Investment	Total
Level 1 — Quoted Prices	$—	$—	$—	$—	$206,112	$180,622	$1,130,138	$1,516,872
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	2,965,912	63,915,326	—	—	—	—	—	66,881,238
Level 3 — Significant Unobservable Inputs	—	23,911,423	22,114	270,916	—	—	—	24,204,453

Total	$2,965,912	$87,826,749	$22,114	$270,916	$206,112	$180,622	$1,130,138	$92,602,563

2011 Semi-Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2011

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	High Yield Corporate Bonds	Structured Note	Term Loans	Total
Balance at June 30, 2011	$32,882,723	$52,011	$335,448	$33,270,182
Accrued Discounts (Premiums)	13,575	—	3,870	17,445
Realized Gain/(Loss)	(57,961)	—	—	(57,961)
Change in Unrealized Appreciation (Depreciation)	(1,058,142)	(99)	(68,402)	(1,126,643)
Purchases at Cost	3,518,139	—	—	3,518,139
Sales Proceeds	(1,847,176)	(29,798)	—	(1,876,974)
Transfers into Level 3	1,102,000	—	—	1,102,000	(a)
Transfers out of Level 3	(10,641,735)	—	—	(10,641,735	)(a)

Balance at December 31, 2011	$23,911,423	$22,114	$270,916	$24,204,453

Change in unrealized gains or losses relating to assets still held at reporting date	$(462,678)	$(99)	$(68,402)	$(531,179)

(a)	Transferred due to increase/decrease of observable market data for these securities.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986 as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of December 31, 2011, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2011, open taxable years consisted of the taxable years ended June 30, 2008 through June 30, 2011. No examination of the Fund’s tax returns is currently in progress.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Advisor are allocated among the respective investment companies, including the Fund, based upon relative net assets.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2011

distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3. Risks of Investing in Below-Investment Grade Securities

The Fund has investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

2011 Semi-Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2011

4. Investment Advisory Agreements and Affiliated Transactions

The Fund entered into an Investment Management and Administration Agreement (the “Advisory Agreement”) with the Advisor under which the Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provide, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreements, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (such term is defined in the 1940 Act) of the Advisor. The Advisory Agreement also provides that the Fund shall pay the Advisor a monthly fee for its services at the annual rate of 0.70% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Under an “Expense Limitation Agreement,” the Advisor had contractually agreed to waive a portion of its investment advisory fee and/or reimburse the Fund for its expenses to the extent necessary to ensure the Fund’s annual operating expenses (excluding brokerage, interest, taxes, acquired Fund fees and expenses, and extraordinary expenses) do not exceed 1.65% of the average annual value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) of the Fund. On May 16, 2011, the Board of Trustees of the Fund received notice of the Advisor’s determination not to extend the Expense Limitation Agreement, after its termination on August 26, 2011.

For the six month period ended December 31, 2011, the Advisor earned $329,394 in investment advisory fees under the Advisory Agreement. Further, under the Expense Limitation Agreement, which was terminated on August 26, 2011, the Advisor was not required to waive its investment advisory fees and/or reimburse certain expenses of the Fund during the period.

Effective August 26, 2009, the Fund entered into a Shareholder Servicing Agreement with the Advisor to act as the shareholder servicing agent to the Fund. As compensation for its services, the Fund has agreed to pay the Advisor a fee computed weekly and payable monthly at an annualized rate of 0.10% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The Advisor has contractually agreed to reduce the shareholder servicing fees with respect to the Fund to an annualized rate of 0.02% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). For the six month period ended December 31, 2011, the Advisor earned $47,056 in shareholder servicing fees of which $37,645 was waived.

Certain officers and/or Trustees of the Fund are officers and/or directors of the Advisor.

5. Service Agreements

In addition to the services provided by the Advisor, which are discussed in Note 4 above, effective July 1, 2009, the Fund entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC (“USBFS”). For its services, USBFS receives a monthly fee equal to an annual rate of 0.10% of the first $100 million of average daily net assets; 0.08% of the next $200 million of average daily net assets; and 0.04% of average daily net assets in excess of $300 million, subject to a minimum annual fee of $80,000 plus certain out of pocket expenses. For the six month period ended December 31, 2011, USBFS earned $50,072 in fund accounting servicing fees.

Effective July 1, 2009, the Fund has entered into a Closed-End Fund Custody Agreement with U.S. Bank, N.A. (“USB”). For its services, USB receives a monthly fee equal to an annual rate of 0.004% of the average daily market value of the Fund’s assets plus portfolio transaction fees, subject to a minimum annual fee of $6,000. For the six month period ended December 31, 2011, USB earned $4,022 in custody fees.

The Fund has contracted for transfer agency and certain shareholder services, including the administration of the Fund’s Automatic Dividend Reinvestment Plan with Computershare Trust Company, N.A. and Computershare

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2011

Shareholder Services, Inc. (collectively, the “Transfer Agent”). For the six month period ended December 31, 2011, the Transfer Agent earned $8,245 in transfer agency and registrar fees.

6. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the six month period ended December 31 2011, were $8,123,375 and $8,436,067, respectively. For the six month period ended December 31, 2011, there were no transactions in U.S. Government securities.

7. Borrowings

Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.80% on the total line of credit amount available plus the 3-month London Interbank Offered Rate on the amount outstanding. For the six month period ended December 31, 2011, the average interest rate paid under the line of credit was 1.32%.

Total line of credit amount available	$34,000,000
Line of credit outstanding at December 31, 2011	29,400,000
Line of credit amount unused at December 31, 2011	4,600,000
Average balance outstanding during the period	29,049,457
Interest expense incurred on line of credit during the period	196,641

8. Shares of Beneficial Interest

The Fund is authorized to issue an unlimited number of shares with a par value of $0.001 per share. The Fund’s Board of Trustees in their discretion may, from time to time without the vote of the Fund’s shareholders, issue shares, in addition to the then issued and outstanding shares and shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, subject to the provisions of the 1940 Act, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. Shares of the Fund do not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote, except that shares held in the treasury of the Fund as of the record date, as determined in accordance with the By-Laws of the Fund, shall not be voted. There is no cumulative voting in the election of Trustees. The Fund has no present intentions of offering additional shares, except in accordance with the Fund’s Automatic Dividend Reinvestment Plan. For the six month period ended December 31, 2011, the Fund issued 1,755 shares for the reinvestment of distributions.

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the six months ended December 31, 2011 is expected to be from ordinary income but will be determined at the end of the Fund’s current fiscal year. During the fiscal year ended June 30, 2011, the tax character of the $6,497,708 of distributions paid was all from ordinary income. Total ordinary income distributions paid may differ from amounts shown in the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

2011 Semi-Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2011

At June 30, 2011, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Undistributed ordinary income	$347,759
Capital loss carryforward[1,2]	(10,198,235)
Unrealized depreciation	1,991,374

$(7,859,102)

[1]	To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
[2]	Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

As of December 31, 2011, the Fund’s capital loss carryforwards were as follows:

Amount	Expiring In:
$ 475,628	2016
6,504,936	2017
3,217,671	2018

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at December 31, 2011 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$92,989,252	$2,737,404	$(3,124,093)	$(386,689)

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and timing of distributions. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

The Regulated Investment Company Modernization Act: On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”). The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the Modernization Act are as follows:

New capital losses may now be carried forward indefinitely, and retain the character as long-term or short-term capital losses. Prior to the Modernization Act, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or gross income tests. Additionally, the Modernization Act exempts publicly-offered RICs with at least 500 shareholders from the preferential dividend rule, and repealed the requirement that a RIC send designation notices to shareholders within 60 days of the end of the RIC’s tax year regarding the designation of capital gain dividends, exempt-interest dividends, and certain other designations. The Modernization Act provides simplified reporting for such information, typically on the Form 1099 provided by the RIC to its shareholders.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2011

10. Indemnification

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11. Designation of Restricted Illiquid Securities

The Fund invests in restricted securities, which are securities that may be offered for public sale without first being registered under the Securities Act of 1933, as amended (the “1933 Act”). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of December 31, 2011, the Fund held restricted securities as shown in the table below that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although recent instability in the markets has resulted in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in Note 2 and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Helios High Yield Fund
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
ArvinMeritor Inc.	8.75%	03/01/12	07/22/09	$500	$500	0.00%
Bombardier Inc.	6.75	05/01/12	02/10/10	499	505	0.00
Charter Communications Operating LLC	8.00	04/30/12	04/10/09	497	510	0.00
Citizens Communications Corp.	6.25	01/15/13	09/24/09	497	510	0.00
Corrections Corp. of America	6.25	03/15/13	12/13/11	7,452	7,500	0.01
Dynegy Holdings LLC	8.38	05/01/16	04/11/11	7,450	4,988	0.01
Edison Mission Energy	7.50	06/15/13	12/06/11	7,452	7,275	0.01
Encore Acquisition Co.	6.00	07/15/15	02/19/10	497	502	0.00
Ford Motor Credit Company LLC	7.00	10/01/13	10/08/09	486	530	0.01
GMAC LLC	6.75	12/01/14	12/02/08	7,451	7,565	0.01
Hertz Corp.	8.88	01/01/14	01/03/11	927	932	0.00
Liberty Media LLC	5.70	05/15/13	05/03/10	497	516	0.00
LIN Television Corp.	6.50	05/15/13	09/16/10	4,500	4,506	0.01
MGM Mirage	5.88	02/27/14	10/07/10	460	485	0.00
Mohegan Tribal Gaming Authority	7.13	08/15/14	10/27/09	461	236	0.00
Motors Liquidation Co.	8.38	07/15/33	04/28/11	0	25,000	0.04
National Oilwell Varco Inc.	6.13	08/15/15	03/25/08	6,954	7,166	0.01
Quiksilver Inc.	6.88	04/15/15	07/22/09	7,450	6,966	0.01
Sealy Mattress Co.	8.25	06/15/14	07/22/09	497	495	0.00
Smithfield Foods, Inc.	7.75	05/15/13	09/16/10	498	530	0.00
Trains HY-1-2006	7.12	05/01/16	06/07/06	22,349	22,114	0.03
The Williams Companies, Inc.	8.13	03/15/12	01/20/10	500	508	0.00

					$99,839	0.15%

2011 Semi-Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2011

12. New Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1) the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and

2) for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact these disclosures will have on the Fund’s financial statement disclosures.

13. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Dividends: The Fund’s Board of Trustees declared the following monthly dividends:

Dividend Per Share	Record Date	Payable Date
$0.075	01/19/12	01/26/12
$0.075	02/15/12	02/23/12

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items herein, there are no events that require recognition or disclosure in the financial statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Compliance Certifications (Unaudited)

December 31, 2011

On November 21, 2011, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

2011 Semi-Annual Report

HELIOS HIGH YIELD FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited)

December 31, 2011

At a meeting held on August 16, 2011, the Board, including a majority of the Disinterested Directors, considered and approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between Brookfield Investment Management Inc. (the “Advisor”) and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Disinterested Directors, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. The Board of Directors considered a wide range of information, including information regularly received from the Advisor at the quarterly Board meetings. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Advisor. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s management through board meetings, conversations and reports. The Board noted that the Advisor is responsible for managing the Fund’s investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Advisor and its affiliates are satisfactory. The Board’s conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Advisor: 1) comparing the performance of the Fund with a peer group, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Advisor’s and the Fund’s codes of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Advisor as an investment advisor and the experience of the team of portfolio managers that manages the Fund, and its current experience in acting as investment advisor to other investment funds and institutional clients.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to presentations that compared the Fund’s performance with the Merrill Lynch High Yield Master II Index and a large group of similar funds, as of June 30, 2011, for the year-to-date and 1-year periods and the period since August 26, 2009, when the Advisor began managing the Fund. The Board noted that the Fund’s net asset value (NAV) outperformed the index for the year-to-date and 1-year periods, while the Fund underperformed the index for the period since August 26, 2009. The Board noted that the year-to-date and 1-year performance for the Fund’s NAV was slightly below the median of the performance of the comparable funds. Based on the Advisor’s explanation of the current market and its positioning of the Fund’s portfolio, the Board concluded that the Fund’s performance after the Advisor began its services as investment manager was satisfactory.

PROFITABILITY. The Board also considered the level of profits expected to be realized by the Advisor and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Advisor for its management of the Helios fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Advisor from the Fund was reasonable.

MANAGEMENT FEES AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of the Fund’s expenses. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that it had been provided with. The Board noted that the Fund’s total expenses were higher than the median, while the Fund’s total advisory and administrative fee was at the median of the Fund’s peer group. The Board further noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Advisor and concluded that the Fund’s management fee and total expenses were reasonable.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited)

December 31, 2011

ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. The Board noted that shareholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.

In considering the approval of the Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreement; performance of the Fund is satisfactory; and the proposed Advisory fees are fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor.

After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the continuation of the Advisory Agreement.

2011 Semi-Annual Report

HELIOS HIGH YIELD FUND

Proxy Results (Unaudited)

December 31, 2011

At the Annual Meeting of Stockholders of the Helios High Yield Fund held on November 17, 2011, stockholders voted on a proposal to elect a Trustee Nominee to the Board of Trustees of the Fund. A description of the proposal and the shares voted in favor, shares voted against and shares abstaining with respect to the proposal were as follows:

Trustee	For	Against	Abstain
Louis P. Salvatore	6,228,975	193,784	—

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the trustees and officers of Helios High Yield Fund (“HHY”).

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Disinterested Trustees
Class I Trustees to serve until 2012 Annual Meeting of Shareholders:

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 64	Trustee since August 2009, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of United Guaranty Corporation (July 2011-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	7

Disinterested Trustees
Class II Trustee to serve until 2013 Annual Meeting of Shareholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 69	Chairman elected August 2009 Trustee since August 2009, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Chairman of Columbia Atlantic Funds (2009-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-2010); Chairman of the Board (2005-2010); Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007-2009); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-2011); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-2009);.	12

Diana H. Hamilton c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 55	Trustee since 2004 Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2009-Present); President, Sycamore Advisors, LLC, a municipal finance advisory firm (2004-Present).	7

Disinterested Trustees
Class III Trustee to serve until 2014 Annual Meeting of Shareholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 65	Trustee since August 2009 Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	12

2011 Semi-Annual Report

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

Officers of the Fund

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kim G. Redding* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 56	President	Elected Annually Since February 2010	President of several investment companies advised by the Advisor (2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (2010-Present); Director, Brookfield Investment Management (UK) Limited (2011-Present); Director and Chairman of the Board of Directors; Brookfield Investment Management (Canada) Inc. (January 2011-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (2009- 2010); Director, Brookfield Investment Funds (UCITS) plc (2011-Present); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Dana E. Erikson* c/o Three World Financial Center, 200 Vesey Street, New York, New York, 10281-1010 Age 46	Vice President	Elected Annually Since August 2009	Portfolio Manager/Managing Director of the Advisor (2006-Present); Vice President of several investment companies advised by the Advisor (2008-Present).

Richard M. Cryan* c/o Three World Financial Center, 200 Vesey Street, New York, New York, 10281-1010 Age 55	Vice President	Elected Annually Since May 2011	Vice President of several investment companies advised by the Advisor (2011-Present); Portfolio Manager of the Advisor (2006-Present); Managing Director of the Advisor (2006-Present).

Mark Shipley* c/o Three World Financial Center, 200 Vesey Street, New York, New York, 10281-1010 Age 40	Vice President	Elected Annually Since May 2011	Vice President of several investment companies advised by the Advisor ( 2011-Present); Portfolio Manager of the Advisor (2011-Present); Managing Director of the Advisor (2011-Present); Director of the Advisor (2006-2010); Analyst of the Advisor (2006-2010).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 55	Treasurer	Elected Annually Since August 2009	Treasurer of several investment companies advised by the Advisor (2009-Present); Vice President of the Advisor (2011-Present); Vice President of Brookfield Operations and Management Services LLC (2008-2011); Assistant Vice President of Managers Investment Group LLC (2004-2008).

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

Officers of the Fund (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 43	Secretary	Elected Annually Since August 2009	Managing Director and Chief Financial Officer of the Advisor (2010-Present); Director of the Advisor(2006-2010); General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary and/or Vice President of several investment companies advised by the Advisor (2006-Present); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Chief Executive Officer, AMP Capital Brookfield (US) LLC (2011-Present); Managing Director, AMP Capital Brookfield Pty Limited (2011-Present).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 36	Chief Compliance Officer (“CCO”)	Elected Annually Since August 2009	CCO of several investment companies advised by the Advisor (2009-Present); Director and CCO of the Advisor (2009- Present); Vice President, Oppenheimer Funds, Inc. (2004- 2009).

Lily Wicker* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 33	Assistant Secretary	Elected Annually Since September 2009	Interim CCO of Brookfield Investment Management (UK) Limited (2011-Present); Assistant Secretary (2009-Present) and Interim CCO (March-May 2009) of several investment companies advised by the Advisor; Vice President (2010-Present); Assistant Vice President (2009-2010) and Associate (2007-2009) of the Advisor; Juris Doctor, Boston University School of Law (2004-2007).

*

Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios High Yield Fund.

The Fund’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling 1-800-497-3746.

2011 Semi-Annual Report

HELIOS HIGH YIELD FUND

Dividend Reinvestment Plan

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (together, the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Trustees precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Funds’ shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

Brookfield Investment Management Inc.

CORPORATE INFORMATION

Investment Advisor and Administrator

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street, 24th Floor

New York, New York 10281-1010

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:

Computershare Shareholder Services, Inc.

250 Royall Street

Canton, Massachusetts 02021

1-800-426-5523

Legal Counsel

Paul Hastings LLP

75 East 55th Street

New York, New York 10022

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

777 E. Wisconsin Avenue

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association

1555 N. Rivercenter Drive, Suite 302

Milwaukee, WI 53212

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrant.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

 Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change as of the date of this filing, in the portfolio manager identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated

 Purchasers.

None

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the
Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such
Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form
N-CSR.

(b)	As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)	None.

(b)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS HIGH YIELD FUND

By:	/s/ Kim G. Redding
Kim G. Redding
President

Date: March 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding
President

Date: March 6, 2012

By:	/s/ Steven M. Pires
Steven M. Pires
Treasurer

Date: March 6, 2012